                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 19, 2004

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
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                 (Exact name of registrant specified in Charter)

   Delaware                     333-112231                       13-3416059
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(State or other                (Commission                     (IRS Employer
jurisdiction of                File Number)                 Identification No.)
incorporation)

            250 Vesey Street
   4 World Financial Center 28th Floor
           New York, New York                                      10080
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(Address of principal executive offices)                          Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357
                                    No Change
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

      The Registrant registered issuances of Merrill Lynch Mortgage Investors, Inc. Mortgage Loan Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-112231 (the "Registration Statement").

      Pursuant to the Registration Statement, the Registrant issued approximately $723,462,100 in aggregate principal amount Class A-1A, Class A-1B, Class A-2A, Class A-2B, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R Certificates of its Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset-Backed Certificates, Series 2004-OPT1 on October 19, 2004. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated June 18, 2004, as supplemented by the Prospectus Supplement, dated October 15, 2004 (collectively, the "Prospectus Supplement"), to file a copy of the Pooling and Servicing Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

      The Certificates (as defined below) were issued pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1, dated as of October 1, 2004, among Merrill Lynch Mortgage Investors, Inc., as depositor (the "Depositor"), Option One Mortgage Corporation, as Servicer ("Option One") and Wells Fargo Bank, N.A., as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class A-1A, Class A-1B, Class A-2A, Class A-2B, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3, Class C, Class P and Class R.

      The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of a pool of certain adjustable rate, conventional, first and second lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $728,927,783 as of October 1, 2004. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

ITEM 9.01. Financial Statements; Pro Forma Information and Exhibits.

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits:

            4.1 Pooling and Servicing Agreement, dated as of October 1, 2004, among Merrill Lynch Mortgage Investors, Inc., as Depositor, Option One Mortgage Corporation, as Servicer and Wells Fargo Bank, N.A., as Trustee.

            99.1 Form of Mortgage Loan Sale and Assignment Agreement, dated as of October 1, 2004, between Merrill Lynch Mortgage Capital Inc., as Seller and Merrill Lynch Mortgage Investors, Inc., as Purchaser.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                          By: /s/ Matthew Whalen
                                             -----------------------------------
                                          Name: Matthew Whalen
                                          Title: President

Date: November 3, 2004

                                  EXHIBIT INDEX

Exhibit No.                               Description                                    Page No.
-----------                               -----------                                    --------
4.1               Pooling and Servicing Agreement, dated as of October 1, 2004, among Merrill Lynch Mortgage Investors, Inc., as Depositor,
                  Option One Mortgage Corporation, as Servicer and Wells Fargo
                  Bank, N.A., as Trustee.

99.1              Form of Mortgage Loan Sale and Assignment Agreement, dated as of October 1, 2004, between Merrill Lynch Mortgage Capital Inc., as Seller and Merrill Lynch Mortgage Investors, Inc., as Purchaser.